CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$600,000.00	11-23-2010	07-23-2015	823002500	56		JC	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

Borrower: INNSUITES HOSPITALITY TRUST, YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP and RRF LIMITED PARTNERSHIP
1625 E. NORTHERN AVENUE, STE #105
PHOENIX, AZ 85020

Lender: RepublicBankAz, N.A.
909 E. Missouri Avenue
Phoenix, AZ 85014

Principal Amount: $600,000.00 **Date of Agreement: June 15, 2015**

DESCRIPTION OF EXISTING INDEBTEDNESS. THAT CERTAIN PROMISSORY NOTE DATED NOVEMBER 23, 2010 EXECUTED BY BORROWER IN FAVOR OF LENDER IN THE ORIGINAL AMOUNT OF $500,000.00 (SUBSEQUENTLY INCREASED TO $600,000.00), OF WHICH THE CURRENT PRINCIPAL BALANCE IS $600,000.00; TOGETHER WITH ALL RENEWALS, EXTENSIONS AND MODIFICATIONS THEREOF (THE "NOTE").

DESCRIPTION OF COLLATERAL. THAT CERTAIN DEED OF TRUST DATED AUGUST 27, 2012, EXECUTED BY BORROWER, AS TRUSTOR, AND LENDER, AS BENEFICIARY AND TRUSTEE, FILED SEPTEMBER 4, 2012, IN THE OFFICE OF THE COUNTY RECORDER OF YUMA COUNTY, ARIZONA, AS FILE #2012-22387;

AS WELL AS THAT CERTAIN COMMERCIAL SECURITY AGREEMENT DATED NOVEMBER 23, 2010, EXECUTED BY BORROWER, AS GRANTOR, AND LENDER, AS SECURED PARTY, EVIDENCED BY THAT CERTAIN UCC-1 FINANCING STATEMENT FILED NOVEMBER 29, 2010, IN THE OFFICIAL RECORDS OF THE SECRETARY OF STATE OF ARIZONA, AS FILE #201016831028;

AS WELL AS THAT CERTAIN COMMERCIAL SECURITY AGREEMENT DATED NOVEMBER 23, 2010, EXECUTED BY BORROWER, AS GRANTOR, AND LENDER, AS SECURED PARTY, EVIDENCED BY THAT CERTAIN UCC-1 FINANCING STATEMENT FILED DECEMBER 3, 2010, IN THE OFFICIAL RECORDS OF THE SECRETARY OF STATE OF OHIO, AS FILE #OH00146645061.

DESCRIPTION OF CHANGE IN TERMS.
1. THE MATURITY DATE OF SAID NOTE AND REVOLVING LINE OF CREDIT IS HEREBY EXTENDED FROM JUNE 23, 2015 TO JULY 23, 2015.

ALL OTHER TERMS AND CONDITIONS OF SAID NOTE SHALL REMAIN THE SAME.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

INNSUITES HOSPITALITY TRUST

By: ______________________________ , President
PAMELA BARNHILL, President of INNSUITES HOSPITALITY TRUST

YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

By: ______________________________ President
PAMELA BARNHILL, President of INNSUITES HOSPITALITY TRUST

RARE EARTH FINANCIAL, L.L.C., General Partner of YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

By: ______________________________
JAMES F. WIRTH, Manager of Rare Earth Financial, L.L.C.

RRF LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of RRF LIMITED PARTNERSHIP

By: ______________________________ , President
PAMELA BARNHILL, President of INNSUITES HOSPITALITY TRUST

X ______________________________
JAMES F. WIRTH, GUARANTOR

LENDER:

REPUBLICBANKAZ, N.A.

X ______________________________
Authorized Signer